                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant           [X]

Filed by a Party other than the Registrant         [  ]
Check the appropriate box:

[  ]     Preliminary Proxy Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2)

[X]      Definitive Proxy Statement

[  ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                    BIRNER DENTAL MANAGEMENT SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)

         (1) Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:


             -------------------------------------------------------------------
         (5) Total fee paid:

             -------------------------------------------------------------------

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

             -------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------
         (3) Filing Party:

             -------------------------------------------------------------------
         (4) Date Filed:

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
                    BIRNER DENTAL MANAGEMENT SERVICES, INC.
                      3801 EAST FLORIDA AVENUE, SUITE 508
                            DENVER, COLORADO  80210
                                                                     May 6, 1998
TO THE SHAREHOLDERS OF BIRNER
DENTAL MANAGEMENT SERVICES, INC.:

         You are cordially invited to attend the 1998 Annual Meeting of Shareholders (the "Meeting") of Birner Dental Management Services, Inc. (the "Company"), to be held on Wednesday, May 27, 1998, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.

         Please read the enclosed Annual Report to Shareholders on Form 10-K and Proxy Statement for the Meeting. Whether or not you plan to attend the Meeting, please sign, date and return the proxy card in the enclosed envelope to American Securities Transfer & Trust, Inc. as soon as possible so that your vote will be recorded. If you attend the Meeting, you may withdraw your proxy and vote your shares in person.

                                Very truly yours,

                                BIRNER DENTAL MANAGEMENT SERVICES, INC.

                                By:      /s/ Frederic W.J. Birner
                                         ----------------------------------
                                         Name:   Frederic W.J. Birner
                                         Title:  Chairman of the Board and
                                                 Chief Executive Officer

                    BIRNER DENTAL MANAGEMENT SERVICES, INC.
                      3801 EAST FLORIDA AVENUE, SUITE 508
                            DENVER, COLORADO  80210
                          ___________________________

                          NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS
                            TO BE HELD MAY 27, 1998
                          ___________________________

TO OUR SHAREHOLDERS:

         The 1998 Annual Meeting of Shareholders (the "Meeting") of Birner Dental Management Services, Inc., a Colorado corporation (the "Company"), will be held on Wednesday, May 27, 1998, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, for the following purposes:

         (1) to elect one Class I director to serve for a term of three years or until his or her successor is duly elected and qualified;
         (2) to consider and vote upon a proposal to approve and ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for 1998; and
         (3) to consider such other matters as may properly come before the Meeting, and at any and all adjournments thereof.

         Only shareholders of record at the close of business on May 1, 1998 are entitled to notice of and to vote at the Meeting.


                                BY ORDER OF THE BOARD OF DIRECTORS


                                /s/ Dennis N. Genty
                                -----------------------------
                                Name:    Dennis N. Genty
                                Title:   Chief Financial Officer, Secretary and
                                         Treasurer

Denver, Colorado
May 6, 1998

A PROXY CARD IS ENCLOSED. YOUR VOTE IS IMPORTANT NO MATER HOW MANY SHARES YOU OWN. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE TO AMERICAN SECURITIES TRANSFER & TRUST. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                    BIRNER DENTAL MANAGEMENT SERVICES, INC.
                      3801 EAST FLORIDA AVENUE, SUITE 508
                            DENVER, COLORADO  80210

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 27, 1998
                          ___________________________


                              GENERAL INFORMATION

         The enclosed proxy is solicited by and on behalf of the Board of Directors of Birner Dental Management Services, Inc., a Colorado corporation (the "Company"), for use at the Company's 1998 Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m., Mountain Time, on Wednesday, May 27, 1998, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to the shareholders of the Company on or about May 6, 1998.

         The Company's Annual Report on Form 10-K (the "Annual Report"), which includes audited financial statements for the fiscal year ended December 31, 1997, is being mailed to shareholders of the Company simultaneously with this Proxy Statement.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         All voting rights are vested exclusively in the holders of the Company's common stock, without par value. Each share of the Company's common stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Holders of a majority of shares entitled to vote at the Meeting, when present in person or by proxy, constitute a quorum. On May 1, 1998, the record date for shareholders entitled to vote at the Meeting, 6,668,451 shares of the Company's common stock, without par value, were issued and outstanding.

         Proxies in the enclosed form will be effective if properly executed and returned prior to the Meeting in the enclosed envelope to American Securities Transfer & Trust, Inc., Proxy Department, P.O. Box 5096, Denver, Colorado 80201-9975. The common stock represented by each effective proxy will be voted at the Meeting in accordance with the instruction on the proxy. If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted FOR election of the nominee named in the proxy as the Class I director, FOR the approval and ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors, and, as to any other matters of business which properly come before the Meeting, by the named proxies at their discretion.

         Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company, by voting in person at the Meeting or by filing at the Meeting a later executed proxy.

         When a quorum is present, in the election of a director, the nominee having the highest number of votes cast in favor of his or her election will be elected to the Company's Board of Directors. With respect to any other matter which may properly come before the Meeting, unless a greater number of votes is required by law or by the Company's Amended and Restated Articles of Incorporation, a matter will be approved by the shareholders if the votes cast in favor of the matter exceed the votes cast in opposition.

         Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of the election of the Class I director, the approval and ratification of Arthur Andersen LLP as the Company's independent auditors, or of any other matter which properly may come before the Meeting, abstentions, broker non-votes and any other shares not voted will not be considered as votes cast. Thus, abstentions, broker non-votes and any other shares not voted will have no impact in the election of the Class I director, the approval and ratification of Arthur Andersen LLP as the Company's independent auditors, or any other matter which properly may come before the Meeting so long as a quorum is present.

         The Company will pay the cost of soliciting proxies in the accompanying form. The Company has retained the services of American Securities Transfer & Trust, Inc. to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $700 plus out-of- pocket expenses. Although there are no formal agreements to do so, proxies may be solicited by officers and other regular employees of the Company by telephone, telegraph or by personal interview for which employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

                   PROPOSAL ONE: ELECTION OF CLASS I DIRECTOR
GENERAL

         The Company's Amended and Restated Articles of Incorporation provide for the classification of the Company's Board of Directors. The Board of Directors, which currently is composed of five members, is divided into three classes. One class stands for re-election at each annual meeting of shareholders. The Board of Directors currently is classified into one Class I director (James M. Ciccarelli), two Class II directors (Dennis N. Genty and Steven M. Bathgate) and two Class III directors (Frederic W.J. Birner and Mark
A. Birner, D.D.S.), whose terms will expire upon the election and qualification of directors at the annual meetings of shareholders held in 1998, 1999 and 2000, respectively. At each annual meeting of shareholders, directors will be elected by the shareholders of the Company for a full term of three years to succeed those directors whose terms are expiring. The powers and responsibilities of each class of directors are identical. All directors shall serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

         Proxies cannot be voted for a greater number of persons than the number of nominees named therein. Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the nominee for director named below. If, at the time of the Meeting, the nominee shall have become unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, as they determine in their discretion. If elected, the nominee will hold office until the year 2001 annual meeting of shareholders or until his or her successor is elected and qualified.

CLASS I DIRECTOR NOMINEE

         The Board of Directors unanimously recommends that the shareholders vote FOR election of the following nominee as Class I director of the Company.

            NAME                          AGE                   POSITION               DIRECTOR SINCE
            ----                          ---                   --------               --------------
     James M. Ciccarelli                  45                    Director                    1996

CONTINUING DIRECTORS

         The persons named below will continue to serve as directors of the Company until the annual meeting of shareholders in the year indicated below and until their successors are elected and take office. Shareholders are not voting on the election of the Class II and Class III directors. The following table shows the names, ages and positions of each continuing directors.

    CLASS II - TERM EXPIRES IN 1999

                    NAME                       AGE                  POSITION                DIRECTOR SINCE
                    ----                       ---                  --------                --------------
    Dennis N. Genty                            40    Chief Financial Officer, Secretary,         1995
                                                     Treasurer and Director
    Steven M. Bathgate                         43    Director                                    1998


    CLASS III - TERM EXPIRES IN 2000

                    NAME                       AGE                  POSITION                DIRECTOR SINCE
                    ----                       ---                  --------                --------------
    Frederic W.J. Birner                       40    Chairman of the Board, Chief                1995
                                                     Executive Officer and Director
    Mark A. Birner, D.D.S.                     38    President and Director                      1995

               PROPOSAL TWO: RATIFICATION OF INDEPENDENT AUDITORS

         The Audit Committee of the Board of Directors has selected the firm of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ended December 31, 1998, subject to the approval and ratification of shareholders. The Board of Directors unanimously recommends that shareholders vote to approve and ratify the appointment of Arthur Andersen LLP as the Company's Independent Auditors for 1998. Arthur Andersen LLP has served as the independent auditors of the Company since the Company's formation in May 1995. Representatives of Arthur Andersen LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

         The affirmative vote of the holders of a majority of the shares present or represented at the Meeting and entitled to vote is needed to ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for 1998. If the appointment is not approved, the matter will be referred to the Audit Committee for further review.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Company's common stock as of April 24, 1998, by (i) all persons known by the Company to be the beneficial owners of 5% or more of the Common Stock, (ii) each director, (iii) each of the executive officers, and
(iv) all executive officers and directors as a group. Unless otherwise indicated, the address of each of the persons named below is in care of the Company, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.

                                                                     NUMBER OF SHARES
                       NAME OF BENEFICIAL OWNER                     BENEFICIALLY OWNED        PERCENT OF CLASS(1)(2)
                       ------------------------                     ------------------        ------------------------
                Frederic W.J. Birner(3)  . . . . . . . . .                 825,941                     12.3%
                Mark A. Birner, D.D.S.(4)  . . . . . . . .                 785,466                     11.7
                Dennis N. Genty(5) . . . . . . . . . . . .                 522,380                      7.8
                James M. Ciccarelli(6) . . . . . . . . . .                  22,467                      *
                Steven M. Bathgate(7). . . . . . . . . . .                  55,012                      *
                Lee Schlessman(8)  . . . . . . . . . . . .                 536,315                      8.0
                All executive officers and directors
                  as a group (five persons)(9)   . . . . .               2,211,266                     32.2%

__________________________
  *  Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible debentures currently exercisable or convertible, or exercisable or convertible within 60 days of April 24, 1998, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Percentage of ownership is based on 6,668,451 shares of Common Stock outstanding at April 24, 1998.

(3) Includes 27,510 shares of Common Stock that are issuable upon exercise of an option having an exercise price of $2.40 per share, 27,510 shares of Common Stock that are issuable upon exercise of a warrant having an exercise price of $4.36 per share, and 9,170 shares of Common Stock that are issuable upon exercise of a warrant having an exercise price of $6.00 per share, all of which are vested.

(4) Includes 26,099 shares of Common Stock that are issuable upon exercise of an option having an exercise price of $2.40 per share, 27,510 shares of Common Stock that are issuable upon exercise of a warrant having an exercise price of $4.36 per share, and 9,170 shares of Common Stock that are issuable upon exercise of a warrant having an exercise price of $6.00 per share, all of which are vested.

(5) Includes 16,930 shares of Common Stock issuable upon exercise of an option having an exercise price of $2.40 per share, 27,510 shares of Common Stock issuable upon exercise of a warrant having an exercise price of $4.36 per share, and 9,170 shares of Common Stock issuable upon exercise of a warrant having an exercise price of $6.00 per share, all of which are vested.

(6) Includes 20,633 shares of Common Stock issuable upon exercise of a warrant having an exercise price of $3.82 per share, that are vested or which will vest within 60 days of the date of this Prospectus, and 1,834 shares of Common Stock issuable upon exercise of a fully vested warrant having an exercise price of $6.54 per share. Does not include 20,632 shares of Common Stock issuable upon exercise of a warrant having an exercise price of $3.82 per share that will vest more than 60 days after April 24, 1998.

(7) Does not include 10,000 shares of Common Stock issuable pursuant to an option granted by the Company to Mr. Bathgate in connection with his election to the Board. This option has an exercise price of $7.00 per share, and will vest over a three year period beginning on February 11, 1999.

(8) Includes 298,388 shares over which Mr. Schlessman has sole voting power pursuant to certain powers of attorney, but for which he disclaims beneficial ownership. The address of Mr. Schlessman is c/o Greeley Gas Company, 1301 Pennsylvania Avenue, Suite 800, Denver, CO 80203.

(9) Includes 203,046 shares issuable upon the exercise of options and warrants held by all executive officers and directors as a group that are vested or that will vest within 60 days of April 24, 1998. Does not include 20,632 shares of Common Stock issuable upon exercise of a warrant that will vest more than 60 days after April 24, 1998.

         There has been no change in control of the Company since the beginning of its last fiscal year, and there are no arrangements known to the Company, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The following table sets forth information concerning each of the directors, executive officers and key employees of the Company. All directors shall serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Officers are appointed by and serve at the discretion of the Board of Directors.


        NAME                       AGE                                  POSITION
        ----                       ---                                  --------
Frederic W.J. Birner                40    Chairman of the Board, Chief Executive Officer and Director
Mark A. Birner, D.D.S.              38    President and Director
Dennis N. Genty                     40    Chief Financial Officer, Secretary, Treasurer and Director
James M. Ciccarelli                 45    Director
Steven M. Bathgate                  43    Director
James Abramowitz, D.D.S.            52    Colorado Dental Director
Pamela K. Bernardini                41    Vice President, Controller
Susan E. Carwin                     28    Field Representative
Cheryl A. Strom                     27    Manager of Information Systems
Teresa J. Cooper                    39    Director of Human Resources

BUSINESS BIOGRAPHIES

     Frederic W.J. Birner is a founder of the Company and has served as Chairman of the Board and Chief Executive Officer since the Company's inception in May 1995. From May 1992 to September 1995, he was employed as a Senior Vice President in the Corporate Finance Department at Cohig & Associates, Inc., an investment banking firm. From 1983 to February 1992, Mr. Birner held various positions with Hanifen, Imhoff, Inc., an investment banking firm, most recently as Senior Vice President in the Corporate Finance Department. Mr. Birner received his M.S. degree from Columbia University and his B.A. degree from The Colorado College. Mr. Birner is the brother of Mark A. Birner, D.D.S.

     Mark A. Birner, D.D.S. is a founder of the Company and has served as President, and as a director, since the Company's inception in May 1995. From February 1994 to October 1995, Dr. Birner was the owner and operator of three individual dental practices. From 1986 to February 1994, he was an associate dentist with the Family Dental Group. Dr. Birner received his D.D.S. and B.A. degrees from the University of Colorado and completed his general practice residency at the University of Minnesota in Minneapolis. Dr. Birner is the brother of Frederic W.J. Birner.

     Dennis N. Genty is a founder of the Company and has served as Secretary since May 1995, and as Chief Financial Officer, Treasurer, and as a director, since September 1995. From October 1992 to September 1995, he was employed as a Vice President in the Corporate Finance Department at Cohig & Associates, Inc., an investment banking firm. From May 1990 to October 1992, he was a Vice President in the Corporate Finance Department at Hanifen, Imhoff, Inc., an investment banking firm. Mr. Genty received his M.B.A. degree from Columbia University and his B.S. degree from the Colorado School of Mines.

     James M. Ciccarelli joined the Company as a consultant in August 1996 and has served as a director since November 1996. Mr. Ciccarelli is the Chairman of the Board and Chief Executive Officer of Wireless Telecom, Inc., a wireless data and network service provider. From September 1990 to March 1993, Mr. Ciccarelli was a Vice President of Intelligent Electronics, a high technology distribution and services company, and the President and CEO of its Reseller Network Division. From November 1988 to September 1990, Mr. Ciccarelli was the President of Connecting Point of America, a franchisor of retail computer stores.

     Steven M. Bathgate became a director of the Company effective upon consummation of the Company's initial public offering in February 1998. Mr. Bathgate has served as a principal of Bathgate McColley Capital Corp. LLC, an investment banking firm, since its formation in January 1996. Mr. Bathgate held a number of positions from 1985 to 1996 at Cohig & Associates, Inc., an investment banking firm, including Chairman and Chief Executive Officer.

     James Abramowitz, D.D.S. was the founder, owner and operator of Gentle Dental, a nine practice dental practice management company which he began developing in 1972. In September 1997, Dr. Abramowitz became Colorado Dental Director of the Company in connection with the Gentle Dental Acquisition. Dr. Abramowitz has served on the Ethics Committee and in other positions with the Denver Dental Society. Dr. Abramowitz received his D.D.S. degree from St. Louis University.

     Pamela K. Bernardini has served as Vice President and Controller of the Company since August 1997. From August 1986 to April 1995, Ms. Bernardini served in several positions with Basin Exploration, Inc., an oil and gas exploration and production company, most recently as Controller and Principal Accounting Officer. Ms. Bernardini received her M.B.A. degree from the University of Denver and her B.S. degree from Metropolitan State College. She is a Certified Public Accountant.

     Susan E. Carwin joined the Company in October 1995 as a field representative. From June 1993 to October 1995, Ms. Carwin served as the office manager at the Bow Mar Office, which was acquired by the Company in October 1995. From September 1991 to June 1993, Ms. Carwin was an office manager for a private orthodontic practice.

     Cheryl A. Strom joined the Company as Manager of Information Systems in August 1997. From 1988 to July 1997, Ms. Strom worked at Geneva
Pharmaceuticals, Inc., a pharmaceutical company, most recently as a Systems Analyst.

     Teresa J. Cooper joined the Company as Director of Human Resources in January, 1998. From February 1989 to January 1998, Ms. Cooper served in various positions with Intelligent Electronics, Inc., a high technology distribution and services company, most recently as Director of Human Resources. Ms. Cooper received her B.S. degree from the University of Colorado.

LIMITATION OF LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS

         The Company's Amended and Restated Articles of Incorporation provide that, to the fullest extent permitted by Colorado law, the Company's directors shall not be personally liable for monetary damages for breach of fiduciary duty to the Company and its shareholders. This provision in the Amended and Restated Articles of Incorporation does not eliminate or limit the liability of a director to the Company or to its shareholders for monetary damages otherwise existing for: (i) any breach of the director's duty of loyalty to the Company or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act relating to any unlawful distribution; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit.

         In addition, the Company's Amended and Restated Bylaws provide that the Company will indemnify its directors and executive officers and may indemnify its other officers, employees and agents to the fullest extent permitted by Colorado law. In addition, the Company must advance or reimburse directors and executive officers for expenses incurred by them in connection with certain claims. The Company is also empowered under its Amended and Restated Bylaws to enter into indemnification contracts with its directors and officers and to purchase insurance on behalf of any person it is required or permitted to indemnify. Pursuant to this provision, the Company has entered into indemnification agreements with each of its directors and executive officers.

         There is no pending litigation or proceeding involving a director or officer of the Company as to which indemnification is being sought, nor is the Company aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

CERTAIN TRANSACTIONS

         On October 31, 1997, the Company issued to (i) Frederic W.J. Birner, the Chairman of the Board and Chief Executive Officer of the Company, an option to purchase 12,000 shares of Common Stock, (ii) Mark A. Birner, D.D.S., the President and a director of the Company, an option to purchase 12,000 shares of Common Stock, and (iii) Dennis N. Genty, the Chief Financial Officer, Treasurer, Secretary and a director of the Company, an option to purchase 12,000 shares of Common Stock. Each of the options has an exercise price of $9.90 per share and expires in October 2002.

         On September 24, 1997, pursuant to authority granted in the Company's Amended and Restated Bylaws, the Company entered into indemnification agreements (the "Indemnification Agreements") with its directors and executive officers. Subject to the terms and conditions of the Indemnification Agreements, the Company shall indemnify and advance expenses to such directors and executive officers in connection with their involvement in any event or occurrence which arises in their capacity as, or as a result of, their position with the Company.

         On July 15, 1997, James M. Ciccarelli, a director and consultant of the Company, was issued a fully exercisable warrant to purchase 18,340 shares of Common Stock of the Company, at an exercise price of $6.54 per share, in consideration for his services as a director. Pursuant to an agreement dated as of September 1, 1997 between the Company and Mr. Ciccarelli, Mr. Ciccarelli forfeited his right to acquire 16,506 of the 18,340 shares of Common Stock that he is entitled to purchase under the warrant issued to him on July 15, 1997.

         On June 30, 1997, the Company issued to (i) Frederic W.J. Birner, the Chairman of the Board, Chief Executive Officer and a director of the Company, a warrant to purchase 9,170 shares of Common Stock, (ii) Mark A. Birner, D.D.S., the President and a director of the Company, a warrant to purchase 9,170 shares of Common Stock, and (iii) Dennis N. Genty, the Chief Financial Officer, Treasurer, Secretary and a director of the Company, a warrant to purchase 9,170 shares of Common Stock. Each of the warrants has an exercise price of $6.00 per share and expires in June 2002. These warrants were issued to the above individuals in their capacity as employees of the Company.

         The Company's President, Mark A. Birner, D.D.S., is the sole shareholder of most of the professional corporations ("P.C.s") in Colorado.
Dr. Birner is the brother of the Company's Chairman of the Board and Chief Executive Officer, Frederic W.J. Birner. All of the P.C.s owned by Dr. Birner have entered into Management Agreements on substantially the same terms as the Management Agreements with the P.C.s which are owned by dentists who are not employees of the Company. Dr. Birner has also entered into agreements with the Company for each P.C. owned by him pursuant to which the Company may require him to sell his interest in the P.C. to a third party designated by the Company for nominal value upon the occurrence of certain events. Dr. Birner's ownership of these P.C.s and his family relationships could result in potential conflicts of interest in certain matters, including but not limited to, matters related to the Management Agreements. The Company will require that any transactions with Dr. Birner which relate to his ownership of the stock of a P.C. (other than in connection with the acquisition of a new practice) or with any P.C. of which he is the sole shareholder be approved by a majority of the members of its Board of Directors other than Frederic W.J. Birner and Dr. Birner.

         The Company believes that the foregoing transactions were on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

DIRECTORS' MEETINGS AND COMMITTEES

         The entire Board of Directors met 22 times during the year ended December 31, 1997, including 22 actions by unanimous consent. Each incumbent director attended 100% of the board meetings. The Company's Board of Directors has appointed an Audit Committee and the full Board of Directors acts as the Company's Compensation Committee.

         AUDIT COMMITTEE

         The Audit Committee has as its primary responsibilities the recommendation of an independent public accountant to audit the annual financial statements of the Company, the review of internal and external audit functions, the review of internal accounting controls, the review of annual financial statements, and a review at its discretion of compliance with corporate policies and codes of conduct. The Audit Committee is comprised of outside directors. The current members of the Audit Committee are Steven M. Bathgate and James M. Ciccarelli. The Audit Committee did not meet in 1997.

         COMPENSATION COMMITTEE

         Currently, the full Board of Directors is acting as the Compensation Committee. The Compensation Committee determines officers' salaries and bonuses and administers the grant of stock options and other awards pursuant to the Birner Dental Management Services, Inc. 1995 Employee Plan (the "Employee Plan") and the Birner Dental Management Services, Inc. 1995 Stock Option Plan for Managed Dental Centers. The Compensation Committee did not meet in 1997.

         NOMINATING COMMITTEE

         The Board of Directors has no standing Nominating Committee.

                      DIRECTOR AND EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

         Directors currently do not receive any cash compensation from the Company for their services as directors and are not presently reimbursed for expenses in connection with attendance at Board of Directors and committee meetings.

         In October 1996, the Company entered into an agreement with James Ciccarelli, a director of the Company, setting forth the terms and conditions of Mr. Ciccarelli's service as a director. Pursuant to such agreement, Mr. Ciccarelli is to serve as a director of the Company until August 1, 1998. In consideration for his service as a director, Mr. Ciccarelli received a warrant dated as of August 1, 1996, to purchase 41,265 shares of Common Stock of the Company at an exercise price of $3.82 per share. This warrant expires on August 1, 2001. Of the 41,265 shares underlying the warrant, 20,633 shares of Common Stock became vested on August 1, 1997, and the remaining 20,632 shares of Common Stock will become vested on August 1, 1998. If Mr. Ciccarelli resigns as a director of the Company prior to

August 1, 1998, all shares underlying the warrant, other than those shares which have already vested, will be forfeited. If Mr. Ciccarelli's service as a director is terminated by the Company prior to August 1, 1998, the shares of Common Stock underlying the warrant will vest in the ratio of the number of months or portions of a month in which he served as a director of the Company compared to a total of 24 months. If a "Change of Control," as such term is defined in the Employee Plan, occurs while Mr. Ciccarelli is serving as a member of the Board of Directors, all unvested shares of Common Stock granted under the warrant will accelerate and become vested and fully exercisable.
This agreement also contains a confidentiality provision relating to proprietary information of the Company. On July 15, 1997, the Board of Directors granted a second warrant to Mr. Ciccarelli as consideration for serving on the Board of Directors, which warrant gave Mr. Ciccarelli the right to purchase 18,340 shares of Common Stock at an exercise price of $6.54 per share, which warrant expires in July 2002. Pursuant to an agreement dated as of September 1, 1997 between the Company and Mr. Ciccarelli, Mr. Ciccarelli agreed to continue as an independent director of the Company, to cease providing any further marketing services to the Company, and to forfeit his right to acquire 16,506 of the 18,340 shares of Common Stock that he is entitled to purchase under the warrant issued to him on July 15, 1997.

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION

         During the fiscal year ended December 31, 1997, the only executive officer of the Company who was paid a total salary and bonus exceeding $100,000 was Frederic W.J. Birner, the Company's Chairman of the Board and Chief Executive Officer (the "Named Executive Officer"). The following table sets forth the compensation paid by the Company to the Named Executive Officer for services rendered to the Company during the fiscal year ended December 31, 1997.


                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                      ANNUAL COMPENSATION        COMPENSATION
                                                     ---------------------     ----------------
                                                                                  SECURITIES
                                                                                  UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                           SALARY       BONUS     OPTIONS/WARRANTS (#) COMPENSATION
---------------------------                          --------     -------    -------------------- --------------
Frederic W.J. Birner..........................       $110,185          --             21,170(1)           --
  Chairman of the Board and
  Chief Executive Officer

__________________________

(1) Represents shares of Common Stock issuable upon (i) exercise of an option to purchase 12,000 shares of Common Stock granted on October 31, 1997 pursuant to the Employee Plan, with an exercise price of $9.90 per share and (ii) exercise of a warrant to purchase 9,170 shares of Common Stock awarded on June 30, 1997, with an exercise price of $6.00 per share.

         OPTION GRANTS

         The following table sets forth each grant of stock options made during the fiscal year ended December 31, 1997 to the Named Executive Officer:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS                                   POTENTIAL REALIZABLE
                           --------------------------------------------------                    VALUE AT ASSUMED
                            NUMBER OF       PERCENT OF                                         ANNUAL RATES OF STOCK
                            SECURITIES    TOTAL OPTIONS      EXERCISE                          PRICE APPRECIATION FOR
                            UNDERLYING     GRANTED TO        OR BASE                             OPTION TERM (4)
                             OPTIONS       EMPLOYEES IN       PRICE         EXPIRATION         -----------------------
NAME                        GRANTED(#)(1)  FISCAL YEAR(2)   ($/SH) (3)         DATE             5%              10%
----                        --------------  -----------     ----------      ----------         -----         ---------
Frederic W.J. Birner            12,000          8.0%       $   9.90          10/31/02         $19,038         $55,135

__________________________
(1) Represents an option to purchase shares of Common Stock granted on October 31, 1997, pursuant to the Employee Plan.

(2) Based on an aggregate of 150,115 shares subject to options granted to employees pursuant to the Employee Plan during the fiscal year ended December 31, 1997.

(3) Options were granted at an exercise price equal to 110% of the fair market value of the Common Stock, as determined by the Board of Directors on the date of grant.

(4) The potential realizable value is calculated based on the term of the option at its time of grant (five years) and is calculated by assuming that the stock price on the date of grant as determined by the Board appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated price. The 5% and 10% assumed rates of appreciation are derived from the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

         OPTION EXERCISES AND HOLDINGS

         The following table sets forth for the Named Executive Officer the number and value of securities underlying unexercised in-the-money options held as of December 31, 1997. The Named Executive Officer did not exercise any options during the fiscal year ended December 31, 1997.

                      AGGREGATED OPTION EXERCISES IN 1997
                       AND FISCAL YEAR END OPTION VALUES

                                                 NUMBER OF SECURITIES
                                                UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED,
                                                   OPTIONS HELD AT                IN-THE-MONEY OPTIONS AT

                                                   DECEMBER 31, 1997               DECEMBER 31, 1997 (1)
                                            -------------------------------   -------------------------------
NAME                                       EXERCISABLE       UNEXERCISABLE   EXERCISABLE       UNEXERCISABLE
----                                       ------------      -------------   -----------       -------------
Frederic W. J. Birner  .................         27,510                 --      $181,566                  --

__________________________

(1) There was no public trading market for the Common Stock at December 31, 1997. Accordingly, these values have been calculated based on the difference between the fair market value of the underlying securities at December 31, 1997 of $9.00 per share, as determined by the Company's Board of Directors, and the exercise price of $2.40 per share.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No executive officer of the Company currently serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or as an executive officer of the Company. See "Director and Executive Compensation" and "Certain Transactions"' for a description of transactions between the Company and members of the Board of Directors.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Currently, the entire Board of Directors makes all determinations with respect to executive officer compensation. The following report is submitted by the Board of Directors of the Company, in its capacity as Compensation Committee, pursuant to rules established by the Securities and Exchange

Commission, and provides certain information regarding compensation of the Company's executive officers.

         The Compensation Committee is responsible for establishing and
administering a general compensation policy and program for the Company.   The
Compensation Committee also possesses all of the powers of administration under the Company's employee benefit plans, including all stock option plans and
other employee benefit plans.   Subject to the provisions of those plans, the
Compensation Committee must determine the individuals eligible to participate in the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised.

         Compensation Policies. The Company's executive compensation policies are designed to complement the Company's business objectives by motivating and retaining quality members of senior management, by aligning management's interests with those of the Company's shareholders and by linking total compensation to the performance of the Company. The Company's executive compensation policies generally consist of equity-based long-term incentives, short-term incentives and competitive base salaries. The Compensation Committee will continue to monitor the performance of the Company and its executive officers in reassessing executive compensation.

         Base Salary. The Compensation Committee reviews the base salaries of the Company's executive officers on an annual basis. Base salaries are determined based upon a subjective assessment of the nature and responsibilities of the position involved, the performance of the particular officer and of the Company, the officer's experience and tenure with the Company and base salaries paid to persons in similar positions with companies comparable to the Company.

         Annual Bonus. Annual bonuses may be paid to the Company's executive officers at the discretion of the Compensation Committee. The Compensation Committee did not grant any such bonuses to executive officers during 1997.

         Long-Term Incentives. The Company's long-term compensation strategy is focused on the grant of stock options under the stock option plans and warrants, which the Compensation Committee believes rewards executive officers for their efforts in improving long-term performance of the Common Stock and creating value for the Company's shareholders, and which the Compensation Committee believes aligns the financial interests of management with those of the Company's shareholders. During 1997, the Compensation Committee granted stock options to purchase 12,000 shares of Common Stock under the Company's Employee Stock Option Plan and warrants to purchase 9,170 shares of Common Stock to each of the Company's three executive officers (Frederic W.J. Birner, Mark A. Birner, D.D.S. and Dennis N. Genty).

         Chief Executive Officer Compensation for Fiscal Year 1997. The compensation for Frederic W.J. Birner during 1997 consisted of grants of stock options and warrants, as well as a base salary. Based upon a subjective assessment of the performance of the Company and of Mr. Birner's contribution to that performance, in 1997 the Compensation Committee granted Mr. Birner an option to purchase 12,000 shares of Common Stock pursuant to the Company's Employee Stock Option Plan. Mr. Birner did not receive a cash bonus or salary increase during 1997.

                                                   COMPENSATION COMMITTEE


                                                   Frederic W.J. Birner
                                                   Mark A. Birner, D.D.S.
                                                   Dennis N. Genty
                                                   James M. Ciccarelli
                                                   Steven M. Bathgate

                               SECTION 16 REPORTS

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and beneficial owners of more than 10% of the outstanding shares of the Company to file with the Securities and Exchange Commission reports regarding changes in their beneficial ownership of shares in the Company. To the Company's knowledge and based solely on a review of the Section 16(a) reports furnished to the Company, each of the Company's executive officers and directors (other than Mr. Bathgate) were late in filing their respective Initial Statements of Beneficial Ownership of Securities on Form 3.

                             SHAREHOLDER PROPOSALS

         Shareholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of shareholders must be received by the Company on or before January 6, 1999.

                        1997 ANNUAL REPORT ON FORM 10-K

         THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1997 CONSISTS, IN PART, OF CROSS REFERENCES TO INFORMATION IN THIS PROXY STATEMENT AND WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, INCLUDING THE FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1997, SHOULD ADDRESS A WRITTEN REQUEST TO DENNIS N. GENTY, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, BIRNER DENTAL MANAGEMENT SERVICES, INC., 3801 EAST FLORIDA AVENUE, SUITE 508, DENVER, COLORADO 80210.
                                 OTHER BUSINESS

         As of the date of this Proxy Statement, Management was not aware of any business not described above would be presented for consideration at the Meeting. If any other business properly comes before the Meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

         The above Notice and Proxy Statement are sent by order of the Board of Directors.

                                       /s/ Dennis N. Genty
                                       --------------------------
                                       DENNIS N. GENTY
                                       Chief Financial Officer, Secretary and
                                       Treasurer

Denver, Colorado
May 6, 1998

                                    APPENDIX
PROXY                                                                      PROXY


PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
SHAREHOLDERS
                            TO BE HELD MAY 27, 1998

The undersigned hereby appoints Frederic W.J. Birner, Mark A. Birner, D.D.S. and Dennis N. Genty, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Birner Dental Management Services, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Shareholders (the "Meeting") to be held on Wednesday, May 27, 1998, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado, and at any and all adjournments thereof for the following purposes:

(1)      Election of Class I Director:


           FOR the nominee listed below (except as marked to the contrary below)
---------

           WITHHOLD AUTHORITY to vote for the nominee listed below
---------

James M. Ciccarelli

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE IMMEDIATELY BELOW.)

-------------------------------------------------------------

(2) Approval and Ratification of Arthur Andersen LLP as the Company's independent auditors for the fiscal year Ending December 31, 1998:

     FOR                     AGAINST                    ABSTAIN
         ---------------            ------------------         -----------------

(3) In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Meeting.

(back of card)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" ELECTION OF THE NOMINEE FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS AND "FOR" APPROVAL AND RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected below.


                                       Dated


                                       -------------------------------, 1998



                                       ----------------------------------------
                                       SIGNATURE(S) OF SHAREHOLDER(S)

                                       Please complete, date and sign exactly
                                       as your name appears hereon.  If shares
                                       are held jointly, each holder should
                                       sign.  When signing as attorney,
                                       executor, administrator, trustee,
                                       guardian or corporate official, please
                                       add your title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, SELF- ADDRESSED ENVELOPE TO AMERICAN SECURITIES TRANSFER & TRUST, INC., AS AGENT FOR THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.